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                                                                    EXHIBIT 10.6

                        ALTERNATIVE PUBLIC SCHOOLS, INC.
                             1995 STOCK OPTION PLAN

         1. Purpose. The purpose of the Alternative Public Schools, Inc. 1995 Stock Option Plan (the "Plan") is to advance the growth and prosperity of Alternative Public Schools, Inc. (the "Company") and its subsidiaries (if any) by providing key employees with an additional incentive to contribute to the best interests of the Company. Without prejudice to other compensation programs approved from time to time by the Board of Directors (the "Board") and/or shareholders of the Company, such additional incentive is to be given key employees by means of stock options provided for under the Plan. In the discretion of the Committee hereinafter provided for and the Board, such options may be "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or "non-statutory" stock options.

         2.       Administration of the Plan.

                  (a) The Plan shall be administered by the Board unless and until such time as the Board delegates administration to a committee pursuant to subparagraph 2(c) (the "Committee"). Upon such date as the Company has a class of equity security registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall administer the Plan only if all of its members are disinterested persons. For the purposes of this paragraph 2, disinterested person shall mean a person who has not at any time within one year prior to the date in question participated in the Plan or any other plan of the Company or any of its subsidiaries entitling the participants therein to acquire stock or stock options of the Company; provided, however, that a disinterested person may participate in a plan that meets any of the exceptions contained in Rule 16b-3(c)(2) as promulgated under the Exchange Act, as it may be amended from time to time.

                  (b) The Board shall have the power, subject to, and within, the limits of the express provisions of the Plan:

                           (i) To determine from time to time which of the eligible persons shall be granted options under the Plan, the term of each granted option, the time or times during the term of each option within which all or portions of each option may be exercised, whether the options granted shall be Incentive Stock Options or non-statutory options, and the number of shares for which each option shall be granted.

                           (ii) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or


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                  inconsistency in the Plan or in any option agreement in a
                  manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                           (iii) To prescribe the terms and provisions of each option granted (which need not be identical).

                           (iv)     To amend the Plan as provided herein.

                           (v) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

                  (c) The Board, by resolution, may delegate administration of the Plan (including, without limitation, the Board's powers under subparagraph 2(b)) to a Committee composed of not less than two (2) members, which committee, upon such time as the Company has a class of equity security registered under Section 12 of the Exchange Act, will be constituted so as to permit the Plan to comply with Rule 16b-3 thereunder. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such constraints, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board at any time may remove members from or add members to the Committee or may abolish the Committee and revest in the Board the administration of the Plan. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

                  (d) The interpretation and construction by the Board of any provisions of the Plan or of any option granted under it shall be final, and the interpretation or construction by any Committee appointed pursuant to subparagraph 2(c) of any such provisions or option shall also, unless otherwise determined by the Board, be final. No member of such Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         3. Eligible Employees. The Board or the Committee shall determine from time to time those officers, key employees and consultants of the Company and its subsidiaries to whom options shall be granted and, pursuant to the provisions of the Plan, the amount thereof and the terms and conditions, including requirements as to continued employment by the participant, upon which such options or rights are granted and are exercisable. Directors of the Company who are not also employees of the Company or its subsidiaries shall not be eligible to participate in the Plan.

         4. The Stock. The stock subject to the options and other provisions of the Plan shall be shares of the Company's authorized and unissued Common Stock, no par value, or reacquired Common Stock held in the treasury. The total number of shares of the Company's Common Stock that may be transferred pursuant to the exercise of stock options under the Plan shall not exceed in the aggregate 40,000 shares. Shares subject to options which terminate or expire prior to exercise shall be available for further option hereunder.


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         Each option granted under this Plan shall be subject to the requirement that if at any time the Board or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable in connection with the issue or transfer of shares subject thereto, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee. If required at any time by the Board or the Committee, an option may not be exercised until the optionee has delivered an investment letter to the Company containing the representations that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

         5. Terms and Conditions of Options. All stock options granted pursuant to the Plan shall be in such form as the Board or the Committee shall from time to time determine, shall clearly indicate whether such option is an Incentive Stock Option or a non-statutory stock option, and shall be subject to the following terms and conditions:

                  (a) Option Price. The price per share for Common Stock under each option granted under the Plan shall be determined and fixed by the Board or the Committee but, in the case of Incentive Stock Options, shall in no event be less than 100% of the fair market value of the Common Stock on the date of grant of such option, and, in the case of non-statutory stock options, shall in no event be less than 50% of the fair market value of the Common Stock on the date of grant of such option. In the case of the grant of an Incentive Stock Option to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, such price per share shall not be less than 110% of the fair market value of the Common Stock on the date of grant of the option.

                  (b) Option Period. The period during which an option may be exercised shall be determined by the Board or the Committee, provided, however, that in no event shall an Incentive Stock Option be exercisable after the expiration of 10 years from the date such option was granted; and provided further that in the case of the grant of an Incentive Stock Option to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, in no event shall such option be exercisable more than five years from the date of the grant. Options may be made exercisable in installments, and such options or installments thereof may be exercised in part from time to time after they become exercisable. The maturity of any installment or installments may be accelerated at the discretion of the Board or the Committee.

         In the event that a participant shall cease to be employed by or a consultant to the Company or one of its subsidiaries for any reason other than his death, all options held by him pursuant to the Plan and not previously exercised at the date of such termination shall terminate immediately and become void and of no effect; provided, however, that the Board or the Committee shall have


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the right to extend the exercise period not in excess of one year following the date of termination of the participant's employment, subject to the further condition, however, that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted, and subject to the further condition that in the case of the grant of an Incentive Stock Option to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, in no event shall such option be exercisable more than five years from the date of the grant. Notwithstanding the fore going, if the termination is due to disability, or to retirement with the consent of the Company, such disabled or retiring participant shall have the right to exercise his options which have not previously been exercised at the date of such termination of employment at any time within one year after such termination, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted, and subject to the further condition that in the case of the grant of an Incentive Stock Option to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, in no event shall such option be exercisable more than five years from the date of the grant. Whether termination of employment is due to disability or is to be considered retirement with the consent of the Company shall be determined by the Board or the Committee, which determination shall be final and conclusive.

         If the participant should die or become disabled (as defined in the Company's long term disability insurance policy or by the Board of Directors) while in the employ of the Company or a subsidiary of the Company or within a period of one year after the termination of his employment by retirement and shall not have fully exercised options granted under the Plan, such options may be exercised in whole or in part at any time within 12 months following the participant's death by the executors or administrators of the participant's estate or by any person or persons who shall have acquired the options directly from the participant by bequest or inheritance, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted, and subject to the further condition that in the case of the grant of an Incentive Stock Option to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, in no event shall such option be exercisable more than five years from the date of the grant.

         The exercise of an option granted under the Plan shall not affect the optionee's right or ability to exercise any other option granted under the Plan or any other stock option plan of the Company or its subsidiaries.

                  (c) Limitations on Grants. No Incentive Stock Option shall be granted to any participant under the Plan if the aggregate fair market value (as of the date the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any subsidiary of the Company) exceeds $100,000.

                  (d) Limitations on Disposition. To obtain the tax benefits associated with Incentive Stock Options, the optionee must make no disposition of shares acquired pursuant to the


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exercise of an Incentive Stock Option within two years from the granting of such
Incentive Stock Option or within one year from the date of the exercise of such Incentive Stock Option.

                  (e) Holding Period. Upon such time as the Company has a class of equity security registered under Section 12 of the Exchange Act, in order for the grant of an option under the Plan to be exempt from Section 16(b) of the Exchange Act, the optionee must make no disposition of the option (other than upon exercise) or the shares acquired pursuant to the exercise of the option, for a period of six months after the date of grant of such option.

         6. Payment for Stock. Payment for shares subject to options granted under the Plan shall be made by the optionee in the form of cash or by means of unrestricted shares of the Company's Common Stock or any combination thereof. Payment shall be made upon the exercise of the option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. In the event of payment in the Company's Common Stock, the shares used in payment of the purchase price shall be considered payment to the extent of their fair market value on the date of exercise of the option.

         7. Non-Assignability. No option shall be transferable otherwise than by will or the laws of descent and distribution and an option is exercisable during the lifetime of the optionee only by him.

         8.       Adjustment Upon Changes in Stock.

                  (a) The number of shares of Common Stock available for the granting of options under the Plan and the number of shares and price per share of Common Stock subject to outstanding options granted pursuant to the Plan may be adjusted by the Board or the Committee in an equitable manner to reflect changes in the capitalization of the Company, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this subparagraph 8(a) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares available under the Plan and the number covered under any options granted pursuant to the Plan shall be the next lower number of shares, rounding all fractions downward.

                  (b) Notwithstanding the foregoing, in the event of: (1) a dissolution or liquidation of the Company; (2) a sale of all or substantially all of the assets of the Company; (3) a merger or share exchange in which the Company is not the surviving corporation; or (4) other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, any outstanding options hereunder immediately shall be fully exercisable by an optionee.


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                  (c)      Any adjustment made by the Board or the Committee
under this paragraph 8 shall be conclusive and binding on all affected persons. No Incentive Stock Option granted pursuant to the Plan shall be adjusted in a manner that causes such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422A of the Code.

         9. Amendment. The Board from time to time may amend this Plan, but except as provided above with respect to dilutions or other adjustments or mergers or share exchanges, or with the approval of the Company's shareholders, may not (a) increase the aggregate number of shares available for option hereunder, (b) change the price at which options may be granted, (c) extend the maximum period during which an option may be exercised, or (d) change the eligibility requirements for options hereunder. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person to whom the option was granted.

         10. Fair Market Value of Stock. Whenever pursuant to the terms of the Plan the fair market value of the Company's Common Stock is required to be determined as of a particular date, such fair market value shall equal the last sale price of the Common Stock on the principal exchange on which the Common Stock is then listed, or if the Common Stock is not then listed on any exchange, on the National Association of Securities Dealers Automated Quotation National Market System ("NMS"), or, if price quotations for the Common Stock are not available on NMS, the mean between the closing bid and asked price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if no bid quotation is available on NASDAQ, the fair value of such Common Stock as determined by the Board, in each case, on the business day immediately preceding the date on which the determination is made. Fair market value shall be determined in all cases without regard to any restriction other than a restriction which, by its terms, will never lapse.

         11. No Rights as Shareholder. A participant in the Plan shall have no rights as a shareholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

         12. Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it


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shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         13. Termination. This Plan shall terminate on September ___, 2005, unless sooner terminated by action of the Board. No option may be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

         14. Shareholder Approval. The Plan shall be subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Company present and voting at a meeting of shareholders, which approval must occur within the period ending 12 months after the date the Plan is adopted by the Board, provided, however, that options may be granted thereunder when all the conditions (other than shareholder approval) precedent to the granting of options under the Plan have been completed by the Company.

Date Approved by Board: September 1, 1995

Date Approved by Shareholders: September 1, 1995


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                        ALTERNATIVE PUBLIC SCHOOLS, INC.
                       AMENDMENT TO 1995 STOCK OPTION PLAN
                               (DECEMBER 1, 1995)

         In accordance with Section 9, Amendment, of the 1995 Stock Option Plan of alternative Public Schools, Inc., and subject to shareholder approval, the Plan is amended hereby so that the second sentence of Section 4 shall read as follows:

         "The total number of shares of the Company's Common Stock that may be transferred pursuant to the exercise of stock options under the Plan shall not exceed in the aggregate 75,000 Shares."


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